UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2020 (March 31, 2020)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Hangar C 2nd Floor

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXTD	The Nasdaq Stock Market LLC

Item 2.02	Results of Operations and Financial Condition.

On March 31, 2020, Nxt-ID, Inc. (the “Company”) issued a press release announcing its financial and operational results for the year and quarter ended December 31, 2019. The press release is attached hereto as Exhibit 99.1.

The information contained in this Form 8-K provided under Item 2.02 and Exhibit 99.1 attached hereto are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD Disclosure.

On April 2, 2020, the Company’s executives held a webcast to deliver investors a presentation of the Company’s yearend results as well as certain preliminary 2020 trends through the end of the first quarter of 2020. The transcript of the webcast is hereby furnished as Exhibit 99.2 under Item 9.01, Financial Statements and Exhibits and is incorporated by reference herein.

The information contained in this Form 8-K provided under Item 7.01 and Exhibit 99.2 attached hereto are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

Exhibits 99.1 and 99.2 contain, and may implicate, forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Nxt-ID, Inc. dated March 31, 2020.

99.2	Transcript and Presentation related to the Nxt-ID, Inc. Earnings Call held on April 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2020	Nxt-ID, Inc.

	By:	/s/ Vincent S. Miceli
	Name:	Vincent S. Miceli
	Title:	Chief Executive Officer

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